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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                               MFS(R) MUNICIPAL
                               BOND FUND

                               SEMIANNUAL REPORT o FEBRUARY 28, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 38 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 27
Notes to Financial Statements ............................................. 32
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies.
In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional
$40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended February 28, 2002, Class A shares of the fund provided a total return of 1.43% and Class B shares 1.03%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 1.99% return for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds. During the same period, the average general municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 0.91%.

Q. INTEREST RATE FLUCTUATIONS WERE PERHAPS THE LARGEST SINGLE FACTOR IN THE FUND'S PERFORMANCE. WHAT HAPPENED TO RATES OVER THE PERIOD?

A. There were really two pieces to the interest rate story. The headline news was that the Federal Reserve Board (the Fed) continued to cut interest rates aggressively through the end of 2001. The 1.75% federal funds rate at year-end was the lowest in decades. Then, at its January, 2002, meeting, the Fed left rates unchanged, perhaps signaling the end of rate cuts for a while.

    Bonds on the short end of the yield curve, with maturities below 10 years, were dramatically impacted by the Fed's easing of rates; their yields fell and their prices, which move in an inverse relationship to yields, rose. (A yield curve for bonds shows the relationship between interest rate, or yield, and time remaining to maturity; under normal circumstances, bonds with longer maturities pay higher interest rates but are also more sensitive to changes in interest rates.)

    On the long end of the curve -- bonds with maturities of 10 to 30 years -- the story was different. There's a saying that the Fed controls the short end of the yield curve, but investors control the long end, and we think that held true over the period.

    Long-term rates did come down in September and October, driven by concern over a weakening economy and the impact of September 11. But by late 2001, we saw evidence that consumer spending had been amazingly resilient and the economy was starting to grow again. Bond investors became concerned about growth, pushing up long-term rates. For the period as a whole, long-term rates climbed while short-term rates fell. So, in terms of positioning on the yield curve, shorter was better, as short-term bonds rose in price while long-term bonds declined.

Q.  IN THAT ENVIRONMENT, THE FUND OUTPERFORMED ITS LIPPER PEERS. WHY?

A. Again, the answer to this question has two parts: positioning on the yield curve and security selection. We've said in previous reports that we believe the 15- to 20-year area of the yield curve is the "sweet spot," the optimal area of the curve to carry out our investment objective: to provide a high level of current income while seeking to preserve shareholders' capital.

    Compared to a majority of our peers, we were overweighted in the 15- to 20-year part of the curve and underweighted in the 20- to 30-year area, which was hurt more by the rise in long-term rates. While our holdings declined somewhat in value as yields rose, they declined less than the holdings of our peers that were more heavily weighted in the longer area of the curve. The income we received on our bonds over the period exceeded the slight loss in value of our holdings -- which is why our returns were positive.

Q.  WHAT ABOUT THE SECOND FACTOR YOU MENTIONED, SECURITY SELECTION?

A. We like to think that the quality of our security selection is what differentiates us from our peers -- in terms of both finding areas that may outperform and avoiding mistakes. We think our research team did a good job of mistake avoidance over the period, with the prime example being our underweighted position in the airline industry.

    Our analysts became cautious about the sector early in 2001, as the slowing economy led to a decline in business travel, the most profitable segment of the airline industry. Our research led us to decrease our airline exposure significantly, and that helped our relative performance as airline bonds underperformed over the summer of 2001. In the aftermath of September 11, as investors became even more nervous about airline investments, our underweighted position in the industry continued to work to our advantage.

Q. WITH YIELD CURVE POSITIONING AND SECURITY SELECTION WORKING TO THE FUND'S ADVANTAGE, WHY DID IT UNDERPERFORM ITS BENCHMARK?

A. As we mentioned earlier, the best place to be over the period was the shortest part of the yield curve -- maturities below 7 to 10 years -- where rates fell and bond prices went up. That area, however, is primarily the territory of short and short-intermediate bond funds. This fund and its peers are considered long bond funds; we do not invest heavily in the short part of the curve, because yields in that area have tended to be lower over the long term.

    The Lehman Index, our benchmark, outperformed the fund over the period because it had a heavier weighting in the short area of the curve. As of the end of the period, for example, about 30% of the Lehman Index had maturities of seven years or less, as opposed to the fund's weighting of about 12% in the same area.

Q.  LOOKING AHEAD, DO YOU THINK THE FED HAS FINISHED LOWERING INTEREST RATES?

A. Yes. With most economic data indicating the economy is growing again, we think the more important questions are when will the Fed begin raising rates and by how much. At the end of the period, it seemed to us that the bond market was pricing in aggressive rate increases over the remainder of 2002, based on expectations of a relatively strong economic recovery.

    Our view, however, is that the economic recovery will be modest at best. Consumer spending never fell steeply during the recession, so we do not see the pent-up consumer demand that drove many past recoveries. We had a business-led recession, and we think business spending will need to lead a recovery. But with companies, in our view, still cautious about expanding, we think corporate spending will tend to be more modest than in some past recoveries.

    The good news is that we think this may allow the economy to grow without sparking inflation concerns. While we feel the Fed may begin to raise rates over the next several months, we think rate increases this year will be lower than the market seems to us to expect.

Q. IT COULD BE ARGUED THAT ANY RATE INCREASE WOULD BE BAD FOR BOND INVESTORS. HOW DO YOU THINK INTEREST RATE INCREASES MAY AFFECT THE PORTFOLIO?

A. We think the environment may still be good for bonds, especially in the 15- to 20-year area of the yield curve. As opposed to this past period, when shorter was better, we think any Fed rate increases could be worst for the shorter maturity bonds, where we have been underweighted.

    Looking at the long end of the curve, we would argue that low inflation may allow interest rates to remain relatively stable. In fact, looking at recessions over the past 30 to 40 years, our research indicates that inflation rates generally declined in the first year coming out of a recession, and we think that could be the case again. So in the near term, our expectation is that the yield curve may flatten as short-term rates rise and long-term rates remain rather stable. In that environment, we think finding attractive bonds in sectors that may potentially outperform may be the best way for us to add value for investors.

Q. IN YOUR MOST RECENT ANNUAL AND SEMIANNUAL REPORTS, YOU MENTIONED THAT AN OVERWEIGHTED POSITION IN HEALTH CARE HELPED PERFORMANCE. DO YOU STILL FAVOR THAT SECTOR, AND WAS IT STILL A LARGE WEIGHTING?

A. The short answer is yes and yes. We still believe there's more value in this sector than in many other sectors in the market, and we think we're in the middle stages of a positive long-term story for our health care investments.

    However, we think there will continue to be problem bonds in this sector because some issuers will be run over by change instead of being able to profit from it. As we've mentioned in the past, we think research and individual security selection will remain critical to performance.

/s/ Michael L. Dawson                      /s/ Geoffrey L. Schechter
    Michael L. Dawson                          Geoffrey L. Schechter
    Portfolio Manager                          Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
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   MICHAEL L. DAWSON IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS.

   MICHAEL JOINED MFS IN 1998. HE WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999 AND VICE PRESIDENT IN 2001. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON.

   HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

   GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS.

   HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995.

   GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more complete information, including the exchange privilege and charges and expenses, for any of the MFS products can be obtained from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:               SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                           FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION OF SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   DECEMBER 16, 1976

  CLASS INCEPTION:         CLASS A  DECEMBER 16, 1976
                           CLASS B  SEPTEMBER 7, 1993

  SIZE:                    $1.4 BILLION NET ASSETS AS OF FEBRUARY 28, 2002

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A
                                          6 Months  1 Year  3 Years  5 Years  10 Years
--------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                     +1.43%   +6.42%  +15.34%  +31.57%  +84.45%
--------------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                 --     +6.42%  + 4.87%  + 5.64%  + 6.31%
--------------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                 --     +1.37%  + 3.18%  + 4.62%  + 5.80%
--------------------------------------------------------------------------------------

CLASS B
                                          6 Months  1 Year  3 Years  5 Years  10 Years
--------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                     +1.03%   +5.59%  +12.67%  +26.50%  +71.16%
--------------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                  --    +5.59%  + 4.06%  + 4.81%  + 5.52%
--------------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                  --    +1.59%  + 3.15%  + 4.49%  + 5.52%
--------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2002

QUALITY RATINGS

                "AAA"                          59.6%
                "AA"                           18.3%
                "A"                            13.6%
                "BBB"                           4.8%
                Other                           3.2%
                Not Rated                       0.4%

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Municipal Bond Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1.  Trustees of the Trust were elected as follows:

                                                      NUMBER OF SHARES
                                              --------------------------------
                                                                      WITHHOLD
NOMINEE                                                   FOR        AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                              94,556,132.665    1,867,739.169
John W. Ballen                                 94,567,402.793    1,856,469.041
Lawrence H. Cohn                               94,474,174.889    1,949,696.945
J. David Gibbons                               94,396,678.942    2,027,193.192
William R. Gutow                               94,531,381.302    1,892,490.532
J. Atwood Ives                                 94,571,204.034    1,852,667.800
Abby M. O'Neill                                94,445,551.237    1,978,320.597
Lawrence T. Perera                             94,553,716.351    1,870,155.483
William J. Poorvu                              94,477,169.082    1,946,702.752
Arnold D. Scott                                94,566,777.696    1,857,094.138
J. Dale Sherratt                               94,516,379.443    1,907,492.391
Elaine R. Smith                                94,528,624.642    1,895,247.192
Ward Smith                                     94,502,748.348    1,921,123.486

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.
                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 84,886,018.014
Against                                              3,619,194.838
Abstain                                              4,097,686.875
Broker non-votes                                    14,472,775.000

ITEM 3. The amendment or removal of certain fundamental
        investment policies.
                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 72,706,131.520
Against                                              2,639,157.239
Abstain                                              3,957,049.075
Broker non-votes                                    17,121,534.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.
                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 90,905,647.119
Against                                              1,983,767.589
Abstain                                              3,534,457.126

ITEM 5. The approval of a new management fee.
                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 69,034,023.995
Against                                              5,798,049.351
Abstain                                              4,470,264.488
Broker non-votes                                    17,121,534.000

ITEM 6. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the fund for the fiscal year ending August 31, 2002.
                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 93,027,182.339
Against                                                842,766.961
Abstain                                              2,553,922.534

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2002

Municipal Bonds - 95.6%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.9%
  Chicago, IL O'Hare International Airport, 2nd Lien
    Passenger Facility D, AMBAC, 5.5s, 2019                          $  1,845           $    1,891,845
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                         5,000                5,604,800
  Denver Co. City & County Airport Rev., RITES, AMBAC,
    10.34s, 2017(++)+                                                   2,500                2,835,150
  Massachusetts Port Authority Rev., 5.75s, 2010                          850                  919,496
  Massachusetts Port Authority Rev., 13s, 2013                          3,500                5,424,299
  Massachusetts Port Authority Rev., 6.125s, 2017                       1,500                1,614,315
  Massachusetts Port Authority Rev., Series C, 6s, 2011                   955                1,047,425
  Massachusetts Port Authority Rev., Series C, 6s, 2012                   250                  272,990
  Niagara, NY, Frontier Transportation Authority
    (Buffalo-Niagara International Airport), MBIA,
    5.875s, 2013                                                        1,485                1,645,959
  Port of Seattle, WA, FGIC, 5.5s, 2021                                 4,000                4,084,160
                                                                                        --------------
                                                                                        $   25,340,439
------------------------------------------------------------------------------------------------------
General Obligation - General Purpose - 13.2%
  Allen County Indiana Jail Building Corp., First
    Mortgage, 5.75s, 2020                                            $  2,750           $    2,973,658
  Chicago, IL, FGIC, 6.125s, 2020                                       3,785                4,146,240
  Commonwealth of Massachusetts, 6.5s, 2008                             6,300                7,324,821
  Commonwealth of Massachusetts, FGIC, 7s, 2009                         7,000                8,390,970
  Commonwealth of Massachusetts, 6s, 2015                               3,700                4,256,813
  Commonwealth of Massachusetts, 5s, 2017                              13,940               14,154,815
  Commonwealth of Massachusetts, ROLs, 9.48s, 2017                      2,870                3,171,580
  Cranston, RI, FGIC, 6.375s, 2017                                        830                  933,327
  Delaware County, OH, 6.25s, 2016                                      1,000                1,130,740
  Detroit, MI, 6.25s, 2009                                              5,235                5,615,375
  Detroit/Wayne County, MI, Stadium Authority, FGIC,
    5.5s, 2017                                                          6,000                6,268,860
  Hidalgo County, TX, AMBAC, 6s, 2016                                   1,005                1,108,646
  Houston County, AL, AMBAC, 6.25s, 2019                                3,315                3,707,728
  Lincoln County, TN, Refunding, FGIC, 5.25s, 2017                      1,000                1,058,750
  Mobile County, AL, 6s, 2014                                           3,200                3,520,704
  New York City, NY, 7.5s, 2006                                         3,060                3,117,405
  New York City, NY, 7.65s, 2006                                           10                   10,189
  New York City, NY, 7.7s, 2009                                            30                   30,567
  New York City, NY, 5.75s, 2013                                        8,500                9,182,210
  New York City, NY, 5.75s, 2014                                        9,500               10,121,775
  New York City, NY, 5.75s, 2015                                       11,085               11,731,810
  New York City, NY, "B", 7.5s, 2008                                    5,795                6,028,654
  New York Thruway Authority, Local Highway & Bridges, 5.25s, 2013      6,000                6,314,280
  New York Urban Development Corp., 5.5s, 2016                         14,690               15,487,667
  New York, NY, Unrefunded Balance Series B, 7.5s, 2007                10,625               10,824,325
  Philadelphia, PA, FSA, 5.25s, 2018                                    2,000                2,059,820
  San Antonio, TX, 5s, 2020                                             2,990                2,972,120
  Southlake, TX, AMBAC, 0s, 2018                                        1,835                  701,741
  Southlake, TX, AMBAC, 0s, 2021                                        3,150                  974,830
  State of California, 5.5s, 2013                                       5,000                5,517,750
  State of California, RITES, 8.943s, 2012(++)+                         5,825                7,288,706
  State of California, RITES, 10.07s, 2017(++)+                         6,875                8,048,150
  State of California, Unrefunded Balance, 5.5s, 2012                     350                  383,747
  State of Washington, 6.75s, 2010                                      3,880                4,574,753
  State of Washington, 6s, 2012                                         4,360                5,001,879
                                                                                        --------------
                                                                                        $  178,135,405
------------------------------------------------------------------------------------------------------
General Obligations - Improvement - 3.6%
  Birmingham, AL, 5.75s, 2019                                        $  1,000           $    1,063,910
  Chicago, IL, RITES, AMBAC, 9.491s, 2018(++)+                          5,900                6,985,246
  District of Columbia, MBIA, 6.5s, 2010                                2,905                3,432,635
  District of Columbia, MBIA, 6.5s, 2010                                3,095                3,612,856
  Manchester, NH, 5.875s, 2019                                          2,270                2,433,758
  Massachusetts Bay Transportation Authority, 6.1s, 2013               10,200               11,781,714
  Massachusetts Bay Transportation Authority, 5.875s, 2015              4,500                5,140,935
  Massachusetts Bay Transportation Authority, 7s, 2021                 10,185               12,779,221
  Puerto Rico Commonwealth, ROLs, RITES, XLCA, 9.64s, 2017(++)+         1,150                1,413,166
                                                                                        --------------
                                                                                        $   48,643,441
--------------------------------------------------------------------------------------------------------
General Obligations - Schools - 8.5%
  Chicago, IL, Board of Education, MBIA, 6.25s, 2009                 $  5,160           $    5,876,775
  Chicago, IL, Board of Education, MBIA, 6.25s, 2012                    2,500                2,924,200
  Chicago, IL, Board of Education, MBIA, 6.25s, 2015                   20,295               23,786,552
  Chicago, IL, Board of Education, AMBAC, 5.4s, 2017                    3,000                3,103,380
  Chicago, IL, Board Of Education, FGIC, 5.875s, 2017                   3,715                4,028,249
  Chicago, IL, Board of Education, RITES, FGIC, 8.922s, 2019(++)+       5,000                5,495,600
  Chicago, IL, Capital Appreciation, AMBAC, 0s, 2012                    2,550                1,561,518
  Clark County, NV, School District, "A", MBIA, 7s, 2010                4,000                4,786,400
  Clark County, NV, School District, "B", FGIC, 5.5s, 2016              5,000                5,256,400
  Dodgeland, WI, School District, FGIC, 6s, 2016                        3,525                4,028,934
  East Grand Rapids Michigan Public School, Refunding,
    5.5s, 2015                                                          1,000                1,071,500
  Florida Board of Education, Capital Outlay, 9.125s, 2014                265                  369,588
  Florida Board of Education, Capital Outlay, 9.125s, 2014              1,735                2,414,877
  Forsyth County, GA, School District, 6s, 2015                           725                  816,807
  Forsyth County, GA, School District, 6s, 2016                           865                  968,324
  Highland Park, TX, Independent School District, 5.125s, 2016          2,525                2,592,266
  Jackson, MI, Public Schools System, FGIC, 6s, 2013                    1,500                1,677,360
  Kane Cook DuPage County, IL, 6.5s, 2017                               1,345                1,524,719
  Kane Cook DuPage County, IL, FSA, 6.375s, 2019                        1,245                1,386,818
  Lane County, OR, 6.25s, 2016                                          1,150                1,291,346
  Lane County, OR, 6.25s, 2017                                          1,000                1,119,960
  Leander, TX, PSF, 0s, 2018                                            4,885                1,849,705
  Lewisville, TX, Independent School District, PSF, 5s, 2018            8,500                8,531,110
  Linn County, OR, MBIA, 6.125s, 2016                                   1,225                1,416,161
  Linn County, OR, MBIA, 6.125s, 2018                                   1,000                1,156,050
  Linn County, OR, Community School District, MBIA,
    6.125s, 2020                                                        1,240                1,433,502
  Marshall, MI, Public Schools District, 5.5s, 2016                       500                  531,505
  Mason, OH, City School District, School Improvement,
    5.375s, 2016                                                        1,000                1,054,140
  Mason, OH, City School District, School Improvement,
    5.375s, 2017                                                        4,715                4,947,638
  Orangeburg County, SC Consolidated School District,
    5.375s, 2020                                                        1,220                1,258,845
  Richland-Beanblossom, IN, School, First Mortgage,
    FGIC, 5.5s, 2014                                                    1,395                1,505,428
  Rockwall, TX, Independent School District, PSF, 0s, 2014              2,000                1,068,600
  Shelby, IN, Eastern School Building Corp., Refunding,
    First Mortgage, FGIC, 5.5s, 2014                                    1,245                1,349,817
  Snohomish County, WA, School District, 6s, 2014                       1,690                1,880,886
  Warren Township, IN (Vision 2005 School Building
    Corp.), FGIC, 5.5s, 2020                                            7,500                7,794,075
  Wasco County, OR, FSA, 6s, 2017                                       1,360                1,560,301
  Willis, TX, Independent School District, Refunding,
    5.75s, 2018                                                         1,180                1,306,590
                                                                                        --------------
                                                                                        $  114,725,926
------------------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 10.6%
  Albany-Dougherty County, GA, Hospital Authority Rev.
    (Phoebe Putney Memorial Hospital, Inc.), AMBAC,
    8.47s, 2013(++)                                                  $  1,550           $    1,658,020
  Baxter County, AR, Hospital Rev., 5.375s, 2014                        1,000                  993,450
  Baxter County, AR, Hospital Rev., 5.6s, 2021                          2,000                1,946,380
  Colorado Health Facilities Authority Rev. (Portercare
    Adventist Health Systems), 6.625s, 2026                             1,250                1,334,375
  Cullman, AL, Cullman Medical Park South, Medical
    Clinic Board Rev. (Cullman Regional Medical
    Center), 6.5s, 2013                                                 1,470                1,489,507
  Denver, CO, Health & Hospital Rev., 5.375s, 2028                      4,350                4,038,888
  District of Columbia, Hospital Rev. (Medlantic
    Healthcare), MBIA, 5.25s, 2019                                      6,750                6,998,062
  Elkhart County, IN, Hospital Authority Rev. (Elkhart
    General Hospital, Inc.), 5.25s, 2020                                4,345                4,131,660
  Gainesville & Hall County, GA, Hospital Authority
    Rev., (Northeast Georgia Health Systems, Inc.),
    5.5s, 2031                                                          1,555                1,515,627
  Gulfport, MS, Hospital Facility Rev. (Memorial
    Hospital), 5.75s, 2031                                              1,500                1,487,685
  Harris County, TX, Health Facilities Development
    Corp. Hospital Rev., "A" (Texas Childrens
    Hospital), 5.375s, 2015                                             4,300                4,427,065
  Harris County, TX, Health Facilities Development
    Corp. Hospital Rev., (Memorial Herman Healthcare -
    A), 6.375s, 2029                                                    2,000                2,095,240
  Highlands County, FL, Health Facilities Authority
    Rev., 6s, 2031                                                      1,000                1,021,040
  Huntsville, AL, Health Care Authority Rev., 5.625s, 2026              2,595                2,572,968
  Illinois Development Finance Authority Rev., "A"
    (Provena Health), MBIA, 5.25s, 2012                                 5,900                6,193,525
  Illinois Educational Facilities Authority Rev.
    (Centegra Health Systems), 5.25s, 2024                              5,500                5,095,805
  Illinois Health Facilities Authority Rev., MBIA,
    5.7s, 2011                                                          3,005                3,252,642
  Illinois Health Facilities Authority Rev., (Advocate
    Network Health Care), 6.375s, 2015                                  1,800                1,961,496
  Illinois Health Facilities Authority Rev., (Passavant
    Memorial Area Hospital Associates), 6s, 2024                        1,165                1,169,602
  Illinois Health Facilities Authority Rev. (Condell
    Medical Center), 6.35s, 2015                                        5,000                5,191,650
  Illinois Health Facilities Authority Rev. (Decatur
    Memorial Hospital), 5.75s, 2024                                     1,250                1,254,125
  Iowa Finance Authority, Health Care Facilities Rev.
    (Genesis Medical Center), 6.125s, 2016                              2,195                2,311,423
  Kentucky Economic Development Finance Authority,
    Health Systems Rev. (Norton Healthcare, Inc), 6.5s, 2020            4,750                4,870,602
  Marion County, FL, Hospital District Rev. (Monroe
    Hospital), 5.625s, 2019                                             2,610                2,641,451
  Maryland Health & Higher Educational Facilities Rev.
    (University of Maryland Medical System), 6.75s, 2030                1,000                1,076,610
  Massachusetts Health & Education Facilities Authority
    Rev. (Caritas Christi), 5.7s, 2015                                  2,500                2,486,600
  Massachusetts Health & Educational Rev., (Partners
    Healthcare Systems), Series C, 5.75s, 2021                          1,500                1,543,245
  Michigan Hospital Finance Authority Rev., Prerefunded Series P
    (Sisters of Mercy Health System), MBIA, 5.375s, 2014                  515                  553,368
  Michigan Hospital Finance Authority Rev., Unrefunded
    Balance Series P, MBIA, 5.375s, 2014                                8,485                9,142,078
  Michigan Hospital Finance Authority Rev. (Mercy Mount
    Clement), MBIA, 5.75s, 2017                                         2,900                3,106,480
  New Hampshire Health & Education Facilities Rev., 6s, 2016            1,000                1,036,360
  North Central, TX, Health Facility Development Corp.
    Rev. (Texas Health Resources System), MBIA, 5s, 2017                5,000                5,016,400
  North Texas Health Facilities Development Corp. Rev.
    (United Regional Health Care Systems, Inc.), MBIA,
    5s, 2014                                                            8,980                9,194,083
  Palm Beach County Florida Health Facilities Rev.,
    Refunding Hospital, 5.5s, 2021                                      1,500                1,467,795
  Peninsula Ports Authority Rev. (Whittaker Memorial),
    FHA, 8.7s, 2023                                                     1,595                1,950,526
  Pennsylvania Higher Educational Facilities Rev.
    (Allegheny Delaware Valley), MBIA, 5.3s, 2006                       1,975                2,133,987
  Pennsylvania Higher Educational Facilities Rev.
    (Allegheny Delaware Valley), MBIA, 5.875s, 2016                     5,000                5,320,850
  Richland County, OH, Hospital Facilities Rev.,
    6.375s, 2022                                                        1,000                1,044,400
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.7s, 2016                                 770                  750,689
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                                 275                  253,195
  Steubenville, OH, Hospital Rev., 6.375s, 2020                         1,200                1,249,608
  Tallahasse, FL, Health Facilities Rev. (Tallahassee
    Memorial Healthcare), 6.25s, 2020                                   2,000                2,087,880
  Tarrant County, TX, Health Facilities Development
    Corp. Rev. (Fort Worth Osteopathic), MBIA, 6s, 2021                 6,000                6,726,900
  Tarrant County, TX, Health Facilities Development
    Corp. Rev. (Texas Health Resources), MBIA, 5.25s, 2018              8,605                8,593,986
  Wichita, KS, Hospital Rev., 6.25s, 2019                               1,595                1,685,277
  Wichita, KS, Hospital Rev., 6.25s, 2020                               2,465                2,594,314
  Wisconsin Health & Educational Facilities Rev.,
    Agnesian Healthcare, Inc., 6s, 2017                                   520                  532,459
  Wisconsin Health & Educational Facilities Rev.,
    Agnesian Healthcare, Inc., 6s, 2021                                   650                  661,791
  Wisconsin Health & Educational Facilities Rev.,
    Refunding (Wheaton Franciscan Services), 5.75s,     2025            3,000                2,977,080
  Yonkers, NY, Industrial Development Agency Rev. (St.
    John's Riverside Hospital), 7.125s, 2031                            1,000                1,044,610
                                                                                        --------------
                                                                                        $  143,882,859
------------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 0.2%
  Bell County, TX, Health Facilities Development Corp.
    Rev. (Buckner Retirement Facility), 5.25s, 2019                  $  2,500           $    2,358,525
------------------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 0.3%
  Sweetwater County, WY, Solid Waste Disposal Rev., "A"
    (FMC Corp.), 7s, 2024                                            $  4,000           $    3,996,640
------------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 0.2%
  Valdez Alaska Marine Term Rev., Refunding Phillips
    Project, 2.9s, 2031                                              $  2,335           $    2,337,779
------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 0.7%
  Massachusetts Development Finance Agency Rev.
    (Springfield Resources Recovery/Floor Corp.),
    5.625s, 2019                                                     $  6,920           $    7,034,318
  Tooele County, UT, Hazardous Waste Treatment Rev.
    (Union Pacific Corp.), 5.7s, 2026                                   2,645                2,517,088
                                                                                        --------------
                                                                                        $    9,551,406
------------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 0.1%
  Sabine River Authority, Louisiana Water Facilities
    Rev. (International Paper), 6.2s, 2025                           $  1,250           $    1,280,687
------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.9%
  California Statewide Community Development Authority
    Rev., (Irvine Apartments), 5.25s, 2025                           $  3,500           $    3,547,040
  Colorado Housing Finance Authority Rev., FHA, 8.3s, 2023              4,000                4,130,680
  Panhandle Texas Regional Housing Finance Rev.,
    6.625s, 2020                                                          670                  699,071
  Panhandle Texas Regional Housing Finance Rev., 6.75s, 2031            3,330                3,474,922
                                                                                        --------------
                                                                                        $   11,851,713
------------------------------------------------------------------------------------------------------
Other - 0.6%
  District of Columbia, Tobacco Settlement, 6.25s, 2024              $  1,250           $    1,319,663
  Tobacco Securitization Authority, 5.25s, 2027                         1,865                1,878,689
  Tobacco Settlement Authority, 5.3s, 2025                              3,000                2,769,870
  Tobacco Settlement Financing Corp., 5.5s, 2030                        1,100                1,055,923
  Tobacco Settlement Rev., Management Authority,
    6.375s, 2028                                                        1,500                1,551,960
                                                                                        --------------
                                                                                        $    8,576,105
------------------------------------------------------------------------------------------------------
Parking - 0.1%
  Rail Connections, Inc., MA, Rev., 0s, 2015                         $    375           $      195,563
  Rail Connections, Inc., MA, Rev., 0s, 2016                              450                  219,582
  Rail Connections, Inc., MA, Rev., 0s, 2017                              975                  444,863
                                                                                        --------------
                                                                                        $      860,008
------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.4%
  Illinois Dedicated Tax Rev. (Civic Center), AMBAC,
    6.25s, 2011                                                      $  3,640           $    4,212,681
  Illinois Sales Tax Rev., 0s, 2009                                     8,965                6,576,007
  Illinois Sales Tax Rev., 6.5s, 2022                                   5,000                5,873,100
  Metropolitan Atlanta, GA, Rapid Transit Authority,
    6.25s, 2018                                                         4,580                5,318,342
  Pennsylvania Turnpike Commission, Oil Franchise Tax
    Rev., AMBAC, 5.25s, 2018                                           10,520               10,825,606
  Rhode Island Depositors Economic Protection Corp.,
    FSA, 5.75s, 2014                                                    5,035                5,699,922
  Rhode Island Depositors Economic Protection Corp.,
    FSA, 5.75s, 2014                                                    4,765                5,394,266
  Territory of Virgin Islands, Rum Tax, 5.5s, 2022                      2,000                2,009,620
                                                                                        --------------
                                                                                        $   45,909,544
------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 2.1%
  California Rural Home Mortgage Finance Authority
    Rev., GNMA, 6.55s, 2030                                          $  1,735           $    1,842,570
  California Rural Home Mortgage Finance Authority
    Rev., GNMA, 7.3s, 2031                                                875                  961,135
  Chicago IL, Single Family Mortgage Rev., Series C,
    GNMA/FNMA, 7s, 2032                                                   850                  943,160
  Chicago, IL, Single Family Mortgage Rev., GNMA,
    7.05s, 2030                                                           745                  821,951
  Denver, CO, Single Family Mortgage Rev., GNMA/FNMA,
    7.3s, 2031                                                          2,945                3,305,026
  Escambia County, FL, Housing Finance Authority Rev.,
    GNMA, 6.95s, 2024                                                   1,400                1,533,238
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                   1,230                1,318,769
  Jefferson Parish, LA, Single Family Mortgage Rev.,
    GNMA, 5s to 2002, 6.625s to 2023                                    1,000                1,087,430
  Jefferson Parish, LA, Single Family Mortgage Rev.,
    GNMA, 7.5s, 2026                                                      945                1,043,176
  Lee County, FL, Housing Finance Authority Rev., GNMA,
    7s, 2031                                                              585                  626,061
  Lubbock, TX, Housing Finance Corp. Rev., GNMA, 6.1s,
    2030                                                                3,420                3,553,277
  Maricopa County, AZ, Single Family Mortgage Rev.,
    GNMA, 7.6s, 2024                                                      357                  406,530
  Pima County, AZ, Industrial Development Authority
    Rev., GNMA, 7.05s, 2030                                             2,565                2,840,276
  San Bernardino County, CA, Single Family Mortgage
    Rev., GNMA, 7.375s, 2020                                              865                  924,123
  Sedgwick & Shawnee Counties, KS, Single Family
    Mortgage Rev., GNMA, 6.875s, 2026                                   3,345                3,688,532
  Sedgwick & Shawnee Counties, KS, Single Family Rev.,
    GNMA, 5.25s, 2029                                                   1,000                1,086,370
  Sedgwick & Shawnee County, KS, Mortgage Backed Rev.,
    Series B, GNMA, 5.125s to 2002, 6.45s to 2033                       2,100                2,232,573
                                                                                        --------------
                                                                                        $   28,214,197
------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 5.8%
  California Housing Finance Agency Rev., Home
    Mortgage, FSA, 0s, 2019                                           $24,345           $    8,657,325
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2027                                            4,495                1,129,099
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2028                                            3,810                  995,401
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2029                                            8,005                2,167,034
  Colorado Housing & Finance Authority Rev., 5.9s, 2023                 1,900                1,999,142
  Colorado Housing & Finance Authority Rev., 5.25s to
    2002, 6.6s to 2032                                                  1,250                1,354,763
  Colorado Housing Finance Authority Rev., 7.15s, 2014                    289                  311,357
  Colorado Housing Finance Authority Rev., 6.05s, 2016                  1,220                1,285,636
  Colorado Housing Finance Authority Rev., 7.45s, 2016                  1,240                1,387,362
  Colorado Housing Finance Authority Rev., 6.75s, 2021                  1,040                1,169,137
  Colorado Housing Finance Authority Rev., 8.4s, 2021                     715                  792,649
  Colorado Housing Finance Authority Rev., 6.55s, 2025                    849                  904,508
  Colorado Housing Finance Authority Rev., 7.4s, 2027                     845                  893,773
  Colorado Housing Finance Authority Rev., 6.8s, 2030                   2,140                2,321,386
  Colorado Housing Finance Authority Rev., 7.25s, 2031                  1,920                2,164,301
  Louisiana Housing Finance Agency Rev., GNMA/FNMA,
    7.55s, 2031                                                         2,120                2,366,259
  Lousiana Housing Finance Agency Mortgage Rev., GNMA,
    6.4s, 2032                                                          1,425                1,521,544
  Maryland Community Development Administration Rev.,
    7.3s, 2025                                                          3,900                3,967,236
  Mississippi Home Corp. Rev., GNMA, 7.55s, 2027                        1,316                1,417,398
  Mississippi Home Corp. Rev., GNMA, 3s, 2034                           3,810                4,020,197
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 6.7s, 2030                                              4,040                4,278,077
  Missouri Housing Development Commission Rev., GNMA,
    7.45s, 2031                                                           920                1,014,981
  Missouri Housing Development Commission Rev., GNMA,
    3.5s to 2002, 6.85s to 2032                                           995                1,087,794
  Missouri Housing Development Commission Rev., GNMA/
    FNMA, 3.5s to 2002, 6.75s to 2034                                   1,000                1,093,990
  Nebraska Investment Finance Authority Rev., GNMA,
    5.6s, 2020                                                          1,930                1,983,847
  New Hampshire Housing Finance Authority Rev., 5.875s,
    2030                                                                1,300                1,363,479
  New Hampshire Housing Finance Authority Rev., 6.85s,
    2030                                                                6,050                6,457,528
  New Mexico Mortgage Finance Authority Rev., 7.1s,
    2030                                                                1,165                1,267,601
  New Mexico Mortgage Finance Authority Rev., 6.8s,
    2031                                                                2,365                2,537,267
  New Mexico Mortgage Finance Authority Rev., GNMA,
    5s, 2032                                                            3,130                3,342,746
  North Carolina Housing Finance Agency Rev., Home
    Ownership Series 13 A, 4.25s, 2028                                  1,000                  999,870
  Oklahoma Housing Finance Agency Rev., 6.8s, 2016                        790                  823,077
  Phoenix, AZ, Single Family Mortgage Rev., GNMA, 5s to
    2002, 6.10s to 2028                                                 1,200                1,271,256
  Texas Housing & Community Affairs, Residential
    Mortgage Rev., GNMA/FNMA, 7.1s, 2021                                9,045                9,874,969
                                                                                        --------------
                                                                                        $   78,221,989
------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.4%
  Massachusetts Development Finance Agency, Resource
    Recovery Rev., 6.7s, 2014                                        $  2,400           $    2,232,264
  Northeast Maryland Waste Disposal Authority Rev.,
    (Southwest County Resource Recovery), MBIA, 7.2s,
    2005                                                                3,000                3,292,050
                                                                                        --------------
                                                                                        $    5,524,314
------------------------------------------------------------------------------------------------------
State and Local Appropriation - 15.8%
  Alabama Building Renovation Authority, AMBAC, 6s,
    2015                                                             $  1,610           $    1,792,977
  Alabama Building Renovation Authority, AMBAC, 6s,
    2016                                                                1,705                1,896,454
  Delaware Valley, PA, Regional Finance Authority,
    AMBAC, 9.53s, 2018(++)                                             16,250               19,037,850
  Fayette County, GA (Criminal Justice Center Project),
    6.25s, 2020                                                         1,000                1,173,750
  Houston, TX, 6.3s, 2020                                               5,000                5,265,150
  Indiana Office Building Commission, Miami
    Correctional
    Phase 1 A, AMBAC, 5.5s, 2016                                        4,690                4,980,311
  Indiana Office Building Commission, Miami
    Correctional
    Phase 1 A, AMBAC, 5.5s, 2017                                        1,400                1,474,158
  Kentucky Property & Buildings Commission, FSA, 5.85s,
    2015                                                                4,000                4,526,080
  Kentucky Property & Buildings Commission, 5.9s, 2016                  4,500                5,107,050
  Metropolitan Government of Nashville & Davidson
    County, TN, 7s, 2011                                                5,280                5,400,331
  Metropolitan Transportation Authority, NY, Service
    Contract, 5.75s, 2013                                               5,600                6,330,576
  Missouri Regional Convention & Sports Complex
    Authority, 6.8s, 2011                                               8,950                9,605,140
  Missouri Regional Convention & Sports Complex
    Authority, 6.9s, 2021                                              21,520               23,125,822
  New York Dormitory Authority Rev., 6s, 2007                           1,470                1,638,462
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 5.75s, 2010                                    2,000                2,185,940
  New York Dormitory Authority Rev. (City University),
    5.75s, 2013                                                        30,150               34,083,369
  New York Dormitory Authority Revenues, Prerefunded
    Health Services B, 6s, 2007                                             5                    5,675
  New York Urban Development Corp., Correctional
    Facilities, 5.5s, 2014                                              5,000                5,496,200
  New York Urban Development Corp., Correctional
    Facilities, FSA, 5.5s, 2014                                         4,525                5,027,049
  New York Urban Development Corp., Correctional
    Facilities, 5.375s, 2015                                           11,405               11,842,838
  Ohio Mental Health Capital Facilities, 5.5s, 2016                     1,205                1,287,085
  Orange County, CA, California Recovery Certificates, MBIA,
    6s, 2026                                                            5,000                5,532,150
  Pennsylvania Convention Center Authority Rev., FGIC,
    6.7s, 2016                                                         26,195               31,489,533
  Philadelphia, PA, Municipal Authority, MBIA, 5.4s, 2017               5,000                5,186,950
  Rhode Island Convention Center Authority, MBIA,
    5.25s, 2015                                                         8,370                8,987,120
  San Bernardino, CA, Joint Powers Financing Authority
    Lease Rev. (California Dept. of Transportation),
    5.5s, 2014                                                         10,000               10,583,800
                                                                                        --------------
                                                                                        $  213,061,820
------------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.4%
  Arizona Student Loan Acquisition Authority, 5.8s, 2016             $  2,500           $    2,651,175
  Arizona Student Loan Acquisition Authority, 5.85s, 2017               2,800                2,960,104
                                                                                        --------------
                                                                                        $    5,611,279
------------------------------------------------------------------------------------------------------
Turnpike Revenue - 4.6%
  E-470 Public Highway Authority Rev., Capital
    Appreciation, Series B, MBIA, 0s, 2017                           $  5,000           $    2,123,500
  Illinois Regional Transport Authority, MBIA, 6.25s,
    2016                                                                2,870                3,342,459
  Illinois Regional Transport Authority, MBIA, 6.25s,
    2018                                                                4,400                5,187,600
  New Jersey Economic Development Authority Rev.,
    Transportation Project Sublease, "A", FSA, 6s, 2016                 1,325                1,462,456
  New Jersey Transportation Trust Fund Authority, ROLs,
    RITES, FSA, 9.37s, 2011(++)+                                        7,500                9,106,350
  New Jersey Transportation Trust Fund Authority,
    Transportation Systems, 5.25s, 2016                                 8,500                8,832,520
  New Jersey Turnpike Authority, RITES, MBIA, 9.084s,
    2020(++)+                                                           5,000                5,338,300
  New York Thruway Authority Service Contract, Local
    Highway & Bridge, "A2", MBIA, 5.375s, 2016                          5,000                5,237,500
  Northwest Parkway Highway Authority Co. Public
    Revenue, Capital Appreciation Senior Series B,
    AMBAC, 0s, 2019                                                     2,000                  769,740
  Northwest Parkway Public Highway Authority Co.,
    Capital Appreciation Senior Convertible C, FSA,
    5.35s, 2016                                                         1,000                  630,190
  Northwest Parkway Public Highway Authority Co.,
    Capital Appreciation Senior Series B, AMBAC, 0s,
    2018                                                                1,250                  517,138
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s,
    2012                                                                2,200                  938,146
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s,
    2013                                                                7,000                2,736,020
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s,
    2014                                                                6,500                2,326,414
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s,
    2016                                                                1,900                  568,518
  State of Florida, Broward County Expressway Authority,
    10s, 2014                                                           4,350                6,379,231
  State of Florida, Jacksonville Transportation Authority,
    9.2s, 2015                                                          2,000                2,806,720
  Texas Turnpike Authority, Dallas Thruway Rev.
    (President George Bush Turnpike), AMBAC, 5s, 2016                   4,500                4,564,440
                                                                                        --------------
                                                                                        $   62,867,242
------------------------------------------------------------------------------------------------------
Universities - Colleges - 2.4%
  Massachusetts Development Finance Agency Rev.,
    (Massachusetts College of Pharmacy), 6.625s, 2020               $     350           $      370,167
  Massachusetts Health & Higher Education Authority,
    RITES, 11.129s, 2020(++)+                                           8,410               11,335,671
  New York Dormitory Authority Rev. (State University),
    5.5s, 2013                                                          7,000                7,704,760
  Ohio State University, 6s, 2017                                         500                  549,715
  Texas A&M University, Permanent University Fund, 0s,
    2007                                                                6,695                5,462,584
  Tulsa Oklahoma Industrial Authority Revenue,
    Refunding University of Tulsa Series A, MBIA, 6s,
    2016                                                                4,250                4,915,550
  University of Akron, OH, General Receipts, FGIC, 6s,
    2015                                                                1,000                1,129,150
  University of New Mexico, MBIA, 5.75s, 2020                             500                  530,995
                                                                                        --------------
                                                                                        $   31,998,592
------------------------------------------------------------------------------------------------------
Universities - Dormatories - 0.1%
  Georgia Private Colleges & University Authority
    (Mercer Housing Corp.), 6s, 2021                                 $  1,000           $    1,012,450
------------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 0.5%
  Clark County, NV, Economic Development Rev.
    (Alexander Dawson School), 5.5s, 2020                            $  6,000           $    6,022,080
  Maine Finance Authority (Waynflete School), 6.5s, 2024                1,500                1,552,425
                                                                                        --------------
                                                                                        $    7,574,505
------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 2.1%
  Brazos River Authority, 5.05s, 2030                                $  1,600           $    1,617,408
  Farmington, NM, Pollution Control Rev. (New Mexico
    Public Service Co.), 5.8s, 2022                                     4,880                4,838,959
  Indiana County Pennsylvania Industrial Development
    Authority, Refunding, 5.85s, 2027                                   1,165                1,139,382
  Louisa, VA, Industrial Development Authority,
    Virginia Electric and Power Project Series A, 3.4s,
    2031                                                                4,000                4,000,000
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                    5,500                5,448,575
  Michigan Strategic Fund, Limited Obligation Rev.
    (Detroit Edison), MBIA, 7s, 2008                                    3,000                3,537,900
  New Hampshire Bus Pollution, 3.75s, 2027                              2,500                2,513,650
  New Hampshire Industrial Development Authority, 5.9s,
    2018                                                                1,000                1,025,160
  New Hampshire Industrial Development Authority, (CT
    Light and Power), 5.9s, 2016                                        3,500                3,588,480
  Sabine River Authority, Texas Pollution (TXU Electric
    Co.), 5.75s, 2030                                                   1,500                1,506,060
                                                                                        --------------
                                                                                        $   29,215,574
------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 16.2%
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2012               $  2,500           $    3,031,725
  Georgia Municipal Electric Authority Power Revenue,
    Prerefunded, AMBAC, 6.5s, 2017                                        365                  436,259
  Georgia Municipal Electric Authority Power Revenue,
    Unrefunded Balance, AMBAC, 6.5s, 2017                               8,145                9,783,937
  Illinois Development Finance Authority, Pollution
    Control Rev. (Illinois Power Co.), 7.375s, 2021                     7,275                8,140,579
  Intermountain Power Agency, UT, 6.15s, 2014                          44,600               49,271,262
  Intermountain Power Agency, UT, MBIA, 6s, 2016                       10,000               10,967,200
  Intermountain Power Agency, UT, MBIA, 5s, 2019                        9,330                9,355,471
  Intermountain Power Agency, UT, AMBAC, 6s, 2021                       9,000               10,279,350
  Massachusetts Municipal Wholesale Electric Co., MBIA,
    6.75s, 2017                                                         6,030                6,256,246
  Mercer County, ND, Pollution Control Rev. (Antelope
    Valley Station), AMBAC, 7.2s, 2013                                  4,000                4,896,400
  North Carolina Eastern Municipal Power, MBIA, 5.7s,
    2013                                                                7,000                7,502,110
  North Carolina Eastern Municipal Power, MBIA, 5.625s,
    2014                                                                7,735                8,230,040
  North Carolina Eastern Municipal Power, MBIA, 6.5s,
    2018                                                                9,250               10,910,190
  North Carolina Municipal Power Agency, No. 1, Catawba
    Electric Rev., 6.375s, 2013                                         1,500                1,631,220
  Northern California Transmission Agency, MBIA, 7s,
    2013                                                                4,000                4,961,280
  Piedmont, SC, Municipal Power Agency, FGIC, 6.25s,
    2021                                                                4,150                4,816,905
  Puerto Rico Electric Power Authority, RITES, FSA,
    9.1s, 2015(++)+                                                     2,500                2,740,450
  Puerto Rico Electric Power Authority, RITES, FSA,
    9.1s, 2016(++)+                                                     3,000                3,247,380
  Salt River Project, Arizona Agricultural Improvement,
    Refunding, Series A, 5s, 2011                                       2,750                2,938,595
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), MBIA, 5.75s, 2010                                     13,100               14,091,277
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), MBIA, 5.75s, 2011                                      7,500                8,033,550
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), FSA, 5.125s, 2014                                      8,000                8,253,120
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), MBIA, 5.7s, 2012                                      15,000               16,068,600
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), FGIC, 0s, 2005                                         6,895                6,194,675
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), 7.125s, 2016                                           5,145                6,385,099
                                                                                        --------------
                                                                                        $  218,422,920
------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 0.9%
  Forsyth County, GA, Water& Sewage Authority, 6.25s,
    2019                                                             $  1,000           $    1,170,960
  Forsyth County, GA, Water & Sewage Authority, 6.25s,
    2021                                                                1,055                1,235,363
  Houston, TX, Water & Sewer Systems Rev., FGIC, 5s,
    2018                                                               10,000               10,050,500
                                                                                        --------------
                                                                                        $   12,456,823
------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,188,258,707)                                 $1,291,632,182
------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 4.3%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
  Bartow County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 03/01/02                   $    600           $      600,000
  California Pollution Control Financing Authority
    (Shell Oil Co.), due 03/01/02                                       1,600                1,600,000
  California Pollution Control Financing Authority
    (Shell Oil Co.), due 03/01/02                                       1,100                1,100,000
  California Statewide Community Development Authority
    (Sutter Health), due 03/01/02                                       1,100                1,100,000
  East Baton Rouge Parish, LA, Pollution Control Rev.
    (Exxon Corp.), due 03/01/02                                        10,400               10,400,000
  Harris County, TX, Hospital Rev. (Methodist
    Hospital), due 03/01/02                                             6,375                6,375,000
  Harris County, TX, Pollution Control Rev. Industrial
    Development Corp., due 03/01/02                                     6,300                6,300,000
  Maricopa County, AZ, Pollution Control Rev. (Arizona
    Public Service Co.), due 03/01/02                                     400                  400,000
  Massachusetts Health & Education Facilities
    Authority, due 03/01/02                                               200                  200,000
  Massachusetts Water Resources Authority, due 03/06/02                   300                  300,000
  Massachusetts Water Resources Authority, due 03/06/02                 1,200                1,200,000
  New Castle, PA, Area Hospital Authority (Jameson
    Memorial Hospital), due 03/06/02                                    2,300                2,300,000
  New York City, NY, Municipal Water Finance Authority
    Rev., due 03/01/02                                                 10,200               10,200,000
  Perry County, MS, Pollution Control Rev., due 03/01/02                  200                  200,000
  Pinellas County, FL, Health Facility Authority, due
    03/01/02                                                            2,950                2,950,000
  Sevier County, TN, Local Government Public
    Improvement, due 03/06/02                                           1,600                1,600,000
  Sevier County, TN, Public Building Authority, due 03/01/02              700                  700,000
  Sevier County, TN, Public Building Authority, due 03/06/02           11,005               11,005,000
------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $58,530,000)                         $   58,530,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,246,788,707)                                     $1,350,162,182

Other Assets, Less Liabilities - 0.1%                                                        1,170,799
------------------------------------------------------------------------------------------------------

Net Assets - 100.0%                                                                     $1,351,332,981
------------------------------------------------------------------------------------------------------
(++) Inverse floating rate security.
   + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
Assets:
  Investment, at value (identified cost, $1,246,788,707)    $1,350,162,182
  Cash                                                              88,565
  Receivable for investments sold                                6,946,600
  Receivable for fund shares sold                                  862,846
  Interest receivable                                           16,828,687
  Other assets                                                      22,007
                                                            --------------
      Total assets                                          $1,374,910,887
                                                            --------------
Liabilities:
  Distributions payable                                     $    2,322,347
  Payable for investments purchased                             11,720,360
  Payable for fund shares reacquired                             9,162,600
  Payable to affiliates -
    Management fee                                                   7,093
    Shareholder servicing agent fee                                  3,701
    Distribution and service fee                                    19,767
    Administrative fee                                                 648
  Accrued expenses and other liabilities                           341,390
                                                            --------------
      Total liabilities                                     $   23,577,906
                                                            --------------
Net assets                                                  $1,351,332,981
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $1,253,626,954
  Unrealized appreciation on investments                       103,373,475
  Accumulated net realized loss on investments                  (8,726,559)
  Accumulated undistributed net investment income                3,059,111
                                                            --------------
      Total                                                 $1,351,332,981
                                                            ==============
Shares of beneficial interest outstanding                    126,839,651
                                                             ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $1,273,135,561 / 119,492,467 shares of
      beneficial interest outstanding)                         $10.65
                                                               ======
  Offering price per share (100 / 95.25)                       $11.18
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net  assets  of  $78,197,420  /  7,347,184 shares of
      beneficial interest outstanding)                         $10.64
                                                               ======
On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $  37,902,562
                                                                  -------------
  Expenses -
    Management fee                                                $   2,663,323
    Trustees' compensation                                               29,347
    Shareholder servicing agent fee                                     670,307
    Distribution and service fee (Class B)                              322,293
    Administrative fee                                                   38,305
    Custodian fee                                                       238,170
    Printing                                                             46,492
    Postage                                                              40,099
    Auditing fees                                                        15,694
    Legal fees                                                            6,749
    Miscellaneous                                                       203,756
                                                                  -------------
      Total expenses                                              $   4,274,535
    Fees paid indirectly                                               (226,460)
                                                                  -------------
      Net expenses                                                $   4,048,075
                                                                  -------------
        Net investment income                                     $  33,854,487
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain on investment transactions (identified cost
    basis) -                                                      $   1,440,351
  Change in unrealized depreciation of investments                  (15,758,866)
                                                                  -------------
      Net realized and unrealized loss on investments             $ (14,318,515)
                                                                  -------------
          Increase in net assets from operations                  $  19,535,972
                                                                  =============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                      YEAR ENDED
                                                         FEBRUARY 28, 2002                 AUGUST 31, 2001
                                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $   33,854,487                  $   67,839,961
  Net realized gain on investments                               1,440,351                       1,221,267
  Net unrealized gain (loss) on investments                    (15,758,866)                     60,040,810
                                                            --------------                  --------------
      Increase in net assets from operations                $   19,535,972                  $  129,102,038
                                                            --------------                  --------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $  (32,176,585)                 $  (64,602,802)
  From net investment income (Class B)                          (1,730,150)                     (3,261,881)
                                                            --------------                  --------------
      Total distributions declared to shareholders          $  (33,906,735)                 $  (67,864,683)
                                                            --------------                  --------------
Net decrease in net assets from fund share
  transactions                                              $   (1,659,512)                 $  (20,938,204)
                                                            --------------                  --------------
      Total increase (decrease) in net assets               $  (16,030,275)                 $   40,299,151
Net assets:
  At beginning of period                                     1,367,363,256                   1,327,064,105
                                                            --------------                  --------------
  At end of period (including accumulated
    undistributed net investment income of $3,059,111
    and $3,111,359, respectively)                           $1,351,332,981                  $1,367,363,256
                                                            ==============                  ==============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,

                                 SIX MONTHS ENDED            -----------------------------------------------------------------
                                FEBRUARY 28, 2002              2001            2000           1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                   $10.77            $10.29          $10.35         $11.09        $10.99        $10.75
                                           ------            ------          ------         ------        ------        ------
Income from investment operations#(S) -
  Net investment income                    $ 0.27            $ 0.54          $ 0.54         $ 0.53        $ 0.54        $ 0.57
  Net realized and unrealized gain
    (loss) on investments                   (0.12)             0.48            0.09          (0.64)         0.28          0.24
                                           ------            ------          ------         ------        ------        ------
      Total from investment
        operations                         $ 0.15            $ 1.02          $ 0.63         $(0.11)       $ 0.82        $ 0.81
                                           ------            ------          ------         ------        ------        ------
Less distributions declared to
  shareholders -
  From net investment income               $(0.27)           $(0.54)         $(0.54)        $(0.53)       $(0.54)       $(0.57)
  From net realized gain on
    investments                              --                --             (0.06)         (0.10)        (0.18)         --
  In excess of net realized gain on
    investments                              --                --             (0.09)          --            --            --
                                           ------            ------          ------         ------        ------        ------
      Total distributions declared
        to shareholders                    $(0.27)           $(0.54)         $(0.69)        $(0.63)       $(0.72)       $(0.57)
                                           ------            ------          ------         ------        ------        ------
Net asset value - end of period            $10.65            $10.77          $10.29         $10.35        $11.09        $10.99
                                           ======            ======          ======         ======        ======        ======
Total return(+)                              1.43%++          10.19%           6.51%         (1.08)%        7.78%         7.75%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                 0.59%+            0.59%           0.58%          0.57%         0.60%         0.60%
  Net investment income(S)                   5.11%+            5.16%           5.32%          4.87%         4.90%         5.29%
Portfolio turnover                              6%               12%             25%            30%           79%           91%
Net assets at end of period (000,000
  Omitted)                                 $1,273            $1,284          $1,257         $1,385        $1,639        $1,660

  (S) As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended February 28, 2002 was to increase net investment income per share and decrease net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                 SIX MONTHS ENDED            -----------------------------------------------------------------
                                FEBRUARY 28, 2002              2001            2000           1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $10.76            $10.28          $10.34         $11.08        $10.99        $10.74
                                           ------            ------          ------         ------        ------        ------
Income from investment operations#(S) -
  Net investment income                    $ 0.23            $ 0.46          $ 0.46         $ 0.44        $ 0.45        $ 0.48
  Net realized and unrealized gain
    (loss) on investments                   (0.12)             0.48            0.09          (0.64)         0.28          0.25
                                           ------            ------          ------         ------        ------        ------
      Total from investment operations     $ 0.11            $ 0.94          $ 0.55         $(0.20)       $ 0.73        $ 0.73
                                           ------            ------          ------         ------        ------        ------
Less distributions declared to
  shareholders -
  From net investment income               $(0.23)           $(0.46)         $(0.46)        $(0.44)       $(0.46)       $(0.48)
  From net realized gain on
    investments                              --                --             (0.06)         (0.10)        (0.18)       --
  In excess of net realized gain on
    investments                              --                --             (0.09)          --            --            --
                                           ------            ------          ------         ------        ------        ------
      Total distributions declared
        to shareholders                    $(0.23)           $(0.46)         $(0.61)        $(0.54)       $(0.64)       $(0.48)
                                           ------            ------          ------         ------        ------        ------
Net asset value - end of period            $10.64            $10.76          $10.28         $10.34        $11.08        $10.99
                                           ======            ======          ======         ======        ======        ======
Total return                                 1.03%++           9.35%           5.70%         (1.87)%        6.85%         6.84%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                 1.39%+            1.38%           1.37%          1.37%         1.40%         1.46%
  Net investment income(S)                   4.31%+            4.37%           4.55%          4.07%         4.10%         4.42%
Portfolio turnover                              6%               12%             25%            30%           79%           91%
Net assets at end of period (000,000
  Omitted)                                    $78               $83             $70            $78           $81           $76

  (S) As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended February 28, 2002 was to increase net investment income per share and decrease net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Bond Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended August 31, 2001 and August 31, 2000 were as follows:

                                       AUGUST 31, 2001        AUGUST 31, 2000
-----------------------------------------------------------------------------

Distributions declared from:
  Tax-exempt income                       $67,864,683            $71,802,670
  Ordinary income                              --                  1,316,118
  Long-term capital gain                       --                 20,374,334

Total distributions declared              $67,864,683            $93,493,122
                                          -----------            -----------

As of August 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

  Undistributed Tax-exempt income                           $  8,536,030
  Capital loss carryforward                                  (12,412,529)
  Unrealized gain                                            121,377,960
  Other temporary differences                                 (5,749,092)

At August 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $(12,412,529) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2008 $(2,836,016) and August 31, 2009, $(9,576,513).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $1.3 billion of average net assets             0.40%
          Average net assets in excess of $1.3 billion         0.37%
          Average net assets in excess of $2 billion           0.35%

Management fees incurred for the six months ended February 28, 2002 were 0.40% of average daily net assets on an annualized basis.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,408 for the six months ended February 28, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $107,648 for the six months ended February 28, 2002 as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan relating to Class B pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD received no portion of the Class B service fee for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 0.80% of average daily net assets attributable to Class B shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2002, were $2,308 and $57,757 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $78,880,958 and $115,198,020, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,244,377,449
                                                               --------------
Gross unrealized appreciation                                  $  110,140,428
Gross unrealized depreciation                                      (4,355,695)
                                                               --------------
    Net unrealized appreciation                                $  105,784,733
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                  SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                                  ----------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           12,675,923        $134,613,487        18,866,798       $ 197,876,161
Shares issued to shareholders
  in reinvestment of
  distributions                        1,794,233          19,040,889         3,442,795          36,046,549
Shares reacquired                    (14,176,398)       (150,950,542)      (25,274,788)       (264,574,414)
                                     -----------        ------------       -----------       -------------
    Net increase (decrease)              293,758        $  2,703,834        (2,965,195)      $ (30,651,704)
                                     ===========        ============       ===========       =============
Class B shares
                                  SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                                  ----------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                            1,052,756        $ 11,180,336         1,876,210       $  19,691,095
Shares issued to shareholders
  in reinvestment of
  distributions                           95,995           1,017,529           173,732           1,817,690
Shares reacquired                     (1,560,094)        (16,561,211)       (1,129,162)        (11,795,285)
                                     -----------        ------------       -----------       -------------
    Net increase (decrease)             (411,343)       $ (4,363,346)          920,780       $   9,713,500
                                     ===========        ============       ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2002 was $6,986. The fund had no borrowings during the period.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At February 28, 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 4.7% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered,. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                     DATE OF     SHARE/PRINCIPAL
DESCRIPTION                                      ACQUISITION              AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------------
Chicago, IL, RITES, AMBAC, 9.491s, 2018              3/20/00          $5,900,000       $5,699,046      $ 6,985,246
Chicago, IL, Board of Education, RITES,
  FGIC, 8.922s, 2019                                 2/09/00           5,000,000        3,984,600        5,495,600
Denver, CO, City & County Airport Revenues,
  RITES, AMBAC,
  10.34s, 2017                                       8/28/00           2,500,000        2,683,700        2,835,150
Massachusetts Health & Higher Education
  Authority, RITES, 11.129s, 2020                   11/08/99           8,410,000        9,595,810       11,335,671
New Jersey Transportation Trust Fund
  Authority, ROLs, RITES, FSA,
  9.37s, 2011                                        1/07/02           7,500,000        8,749,200        9,106,350
New Jersey Turnpike Authority, RITES, MBIA,
  9.084s, 2020                                       4/19/00           5,000,000        4,637,900        5,338,300
Puerto Rico Commonwealth, ROLs, RITES,
  XLCA, 9.64s, 2017                                 10/22/01           1,150,000        1,392,374        1,413,166
Puerto Rico Electric Power Authority,
  RITES, FSA, 9.1s, 2015                             9/16/99           2,500,000        2,441,250        2,740,450
Puerto Rico Electric Power Authority,
  RITES, FSA, 9.1s, 2016                             9/16/99           3,000,000        2,854,200        3,247,380
State of California, RITES, 8.943s, 2012            11/08/99           5,825,000        6,135,705        7,288,706
State of California, RITES, 10.07s, 2017             1/03/00           6,875,000        7,003,975        8,048,150
                                                                                                        -----------
                                                                                                        $63,834,169
                                                                                                        ===========

(8) Change in Accounting Principle
As required, effective September 1, 2001 the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to September 1, 2001 the fund did not accreting market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,247,466 increase in cost of securities and a corresponding $2,247,466 decrease in net unrealized appreciation, based on securities held by the fund on September 1, 2001.

The effect of this change for the six months ended February 28, 2002 was to increase net investment income by $168,119, increase net unrealized depreciation by $165,640, and decrease net realized gains by $2,479. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) MUNICIPAL BOND FUND

The following tables present certain information regarding the Trustees and officers of the MFS Series Trust IV, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President Massachusetts Financial            Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive            Inc. (investment advisers), Chairman and Chief
Officer                                                   Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                ROBERT R. FLAHERTY (born 09/18/63) Assistant Treasurer
Chairman and President                                    Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Chairman        President (since August 2000); UAM Fund Services,
and Chief Executive Officer                               Senior Vice President (prior to August 2000)

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Secretary and Assistant Clerk                             Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Senior          President (since September 1996)
Vice President and Associate General Counsel
                                                          JAMES O. YOST (born 06/12/60) Assistant Treasurer
MARK E. BRADLEY (born 11/23/59) Assistant                 Massachusetts Financial Services Company, Senior
Treasurer                                                 Vice President
Massachusetts Financial Services Company, Vice
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day 8 a.m. to 8 p.m.
500 Boylston Street                                       Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                        individuals, call toll free: 1-800-637-6576 any
Michael L. Dawson+                                        business day from 9 a.m. to 5 p.m. Eastern time.
Geoffrey L. Schechter+                                    (To use this service, your phone must be equipped
                                                          with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                       For share prices, account balances, exchanges or
                                                          stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your            touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business          WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a        www.mfs.com
message anytime).

+ MFS Investment Management

MFS(R) MUNICIPAL BOND FUND                                        -------------
                                                                    PRSRT STD
                                                                  U. S. Postage
[Logo] M F S(R)                                                       Paid
INVESTMENT MANAGEMENT                                                  MFS
                                                                  -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                           MMB-3 4/02 52M 17/217